SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 19, 2003

(Date of earliest event reported)

ST. FRANCIS CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No. 0-21298

WISCONSIN	39-1747461

(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

13400 Bishops Lane, Suite 350
Brookfield, Wisconsin	53005-6203

(Address of principal executive offices)	(Zip Code)

(262) 787-8700

(Registrant’s telephone number, including area code)

SIGNATURES
EXHIBIT INDEX
EX-99.1 Third Quarter Report

ITEM 5. OTHER EVENTS.

St. Francis Capital Corporation is filing as Exhibit 99.1 to this Form 8-K its Third Quarter Report for the nine months ended June 30, 2003, which is being mailed to shareholders on August 19, 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	N/A

(b)	N/A

(c)	Exhibit No.	Description
	99.1	Third Quarter Report for the nine months ended June 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ST. FRANCIS CAPITAL CORPORATION

Date: August 19, 2003	By:	/s/ Jon D. Sorenson Jon D. Sorenson, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Third Quarter Report for the nine months ended June 30, 2003.